UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 20, 2007
Date of Report (Date of earliest event reported)

GENEVA ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33247	41-2207517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Boston Place, Suite 3630, Boston, MA 02108

(Address of principal executive offices) (Zip Code)

(617) 624-8408

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01. Other Events

Geneva Acquisition Corporation has issued the press release attached to this report as Exhibit 99.1, and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release Dated March 20, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEVA ACQUISITION CORPORATION

Date: March 20, 2007	By:	/s/ John F. Rousseau, Jr.
	Name:	John F. Rousseau, Jr.
	Title:	Chief Operating Officer